                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-08460
       -------------------------------------------------

Morgan Stanley Global Opportunity Bond Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31/04
       --------------------------------------------------------------

    Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

    A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2004 ANNUAL REPORT

DECEMBER 31, 2004


[MORGAN STANLEY LOGO]

MORGAN STANLEY
GLOBAL OPPORTUNITY BOND FUND, INC.


MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Overview

LETTER TO STOCKHOLDERS

PERFORMANCE

For the year ended December 31, 2004, the Morgan Stanley Global Opportunity Bond Fund, Inc. ("the Fund") had a total return based on net asset value per share of 10.14%, net of fees, compared to 11.91% for the Emerging Markets Bond/U.S. High Yield Blended Composite (the "Index"). The Index is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the C.S. First Boston High Yield Index. At December 31, 2004, the Fund's investments in debt instruments were comprised of 55% emerging markets debt securities and 45% U.S. high yield securities. However, the Fund's weightings in these asset classes are not restricted and under normal circumstances will fluctuate depending on market conditions. On December 31, 2004, the closing price of the Fund's shares on the New York Stock Exchange was $10.25, representing a 27.0% premium to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

  - In sharp contrast to the relatively gloomy end-2003 market expectations, 2004 turn out to be a surprisingly good year for emerging markets debt
     (EMD). The largely anticipated impact of higher global interest rates on global liquidity and hence on credit product in general and EMD in particular did not materialize, as interest rates in the U.S. increased in line with market expectations. Furthermore, the surprisingly orderly depreciation of the U.S. dollar did not disrupt markets despite the magnitude of its decline.

  - EMD spreads compressed to new absolute lows in 2004 reflecting the asset class' higher average rating, continued large inflows from strategic investors, a supportive environment for credit product and fundamental improvements in most of the countries that constitute the EMD investable universe. We believe the abundance of financial market liquidity greatly benefited emerging economies, lifting EMD in spite of tight absolute valuations at the beginning of the year. High global growth, low global interest rates, high commodity prices and a weak U.S. dollar together with a marked improvement in the quality of economic management proved to be a powerful mix.

  - In discussing the high yield market in 2004, it is important to briefly mention that 2003 was one of the best years ever for the asset class, with returns of approximately 28%. The strong returns of 2003 continued at the beginning of 2004 with a very good January. Beginning in February 2004, however, the market's technical situation changed. Though fundamental factors such as earnings and default rates remained as strong as they had been during the prior 15-month rally, demand receded as market participants grew concerned over the lack of job creation in the U.S. economy. Investors began to take profits and became more risk-averse. Then in early April, significant interest-rate increases caused even greater outflows of money from income-oriented mutual funds and fixed income markets in general. At the same time, the high yield market's new issue calendar continued to be very robust, which had a negative impact on the market's technical (i.e., supply/demand) situation.

  - High yield then experienced a great seven-month run through the end of the year. The strong fundamentals continued during this time and, importantly, the technical situation improved as inflows began coming back into the market. The final seven months of 2004 all had returns over 1% and high yield was the top performing fixed income asset class for the year.

MANAGEMENT STRATEGIES

  - In the EMD portion of the Fund, our defensive positioning during the second and third quarters negatively impacted performance for the year. The Fund's portfolio management team emphasized defensive credits and deemphasized bonds of countries that are dependant on ample global liquidity conditions. Unfortunately, weaker U.S. economic data and the perception that the U.S. Federal Reserve would slow down the pace of interest-rate hikes, had the effect of increasing investor risk appetite throughout the summer months. Lower-rated credits, such as Brazil, Turkey and Venezuela, led the advance during July and August and handily outperformed the market. An underweight in Brazil during the second quarter and underweights in Uruguayan and Venezuelan debt detracted from the Fund's relative returns. Overweights in Turkish local currency debt aided relative performance during the fourth quarter, as did overweights in select distressed credits in Mexico and Indonesia.

  - We believe that a cautious management of interest-rate risk together with selective allocation of resources in countries that still offer fundamental value will be the best strategy to maximize EMD returns in 2005. We also believe that certain local markets, which have yet to reflect fully the ongoing improvement in economic fundamentals, may provide good investment opportunities in 2005. Some of our largest overweights include Russia, Mexico and Turkey; underweighted countries include Brazil, South Korea and the Philippines.

  - In high yield, three strategic decisions helped the Fund's performance during 2004. First, the Fund benefited from its lack of participation in airlines issues. Airlines were the worst performing sector within the high yield market during the 12-month period. Second, the Fund's overweight throughout the year in the chemical sector added to performance. Third, security selection in the wireless communications and telecom sectors added to performance as we avoided a few credits that had poor results while investments in this sector generally posted solid numbers. On the negative side, our security selection in forest products, broadcasting, utilities and manufacturing detracted from relative performance. In addition, an underweight in the metals/mining sector hurt performance as higher metal prices helped lead this sector to very good performance in 2004.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Overview

LETTER TO STOCKHOLDERS (CONT'D)

  - On an ongoing basis, we seek to maintain a balanced and well-diversified portfolio. The Fund's high yield portfolio consists of approximately 150 issuers, which helped to diversify the Fund's credit risk while also allowing sufficient average security size for strategic overweights. The very large new issue calendar gave us many opportunities to initiate positions, but we were very selective as many issues we believe were either not priced attractively or did not meet our investment criteria. Over the course of the year, we increased the Fund's exposure to chemicals, cable (particularly European cable), and consumer products while decreasing exposure to broadcasting, food/tobacco and gaming/leisure. We continue to maintain an average credit quality of mid-to-high single B, which is very close to that of the benchmark.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President--
Principal Executive Officer

                                                                    January 2005

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
DEBT INSTRUMENTS (98.2%)

ARGENTINA (1.8%)
SOVEREIGN (1.8%)
  Republic of Argentina
    6.00%, 3/31/23                                                 $        (a)151   $            86
    11.375%, 3/15/10-1/30/17                                                (a)265                92
    11.75%, 4/7/09-6/15/15                                                  (a)760               262
    12.125%, 5/21/05                                                        (a)120                38
  Republic of Argentina (Linked Variable Rate)
    100.744%, 4/10/05                                                       (a)560               224
----------------------------------------------------------------------------------------------------
                                                                                                 702
====================================================================================================
BELGIUM (0.6%)
CORPORATE (0.6%)
  Telenet Communications NV
    9.00%, 12/15/13                                                EUR       (b)75               114
  Telenet Group Holding NV
    0.00%, 6/15/14                                                 $     (b)(c)145               111
----------------------------------------------------------------------------------------------------
                                                                                                 225
====================================================================================================
BRAZIL (7.9%)
SOVEREIGN (7.9%)
  Federative Republic of Brazil
    3.063%, 4/15/24                                                         (d)400               370
    6.00%, 4/15/24                                                          (d)130               121
    8.00%, 4/15/14                                                          (e)579               593
    8.875%, 4/15/24                                                            375               390
    10.50%, 7/14/14                                                            300               356
    11.00%, 8/17/40                                                            350               416
    14.50%, 10/15/09                                                           630               843
----------------------------------------------------------------------------------------------------
                                                                                               3,089
====================================================================================================
BULGARIA (0.8%)
SOVEREIGN (0.8%)
  Republic of Bulgaria
    8.25%, 1/15/15                                                             141               177
  Republic of Bulgaria (Registered)
    8.25%, 1/15/15                                                             120               151
----------------------------------------------------------------------------------------------------
                                                                                                 328
====================================================================================================
CANADA (3.3%)
CORPORATE (3.3%)
  Canada, Inc.
    8.00%, 9/15/12                                                          (b)161               174
  Abitibi-Consolidated, Inc.
    6.00%, 6/20/13                                                           (e)50                48
    7.75%, 6/15/11                                                              95               100
  CHC Helicopter Corp.
    7.375%, 5/1/14                                                 $           105   $           111
  Husky Oil Co.
    8.90%, 8/15/28                                                       (d)(e)155               177
  Jean Coutu Group, Inc.
    7.625%, 8/1/12                                                           (b)35                37
    8.50%, 8/1/14                                                           (b)155               160
  Nortel Networks Corp. (Convertible)
    4.25%, 9/1/08                                                              100                98
  Nortel Networks Ltd.
    6.125%, 2/15/06                                                             90                92
  Rogers Wireless Communications, Inc.
    7.50%, 3/15/15                                                          (b)110               117
  Tembec Industries, Inc.
    8.50%, 2/1/11                                                           (e)195               197
----------------------------------------------------------------------------------------------------
                                                                                               1,311
====================================================================================================
CHILE (1.0%)
CORPORATE (1.0%)
  Empresa Nacional de Petroleo
    6.75%, 11/15/12                                                         (b)350               390
====================================================================================================
COLOMBIA (1.8%)
SOVEREIGN (1.8%)
  Republic of Colombia
    9.75%, 4/9/11                                                              233               269
    10.375%, 1/28/33                                                           130               151
    11.75%, 2/25/20                                                            230               297
----------------------------------------------------------------------------------------------------
                                                                                                 717
====================================================================================================
ECUADOR (0.6%)
SOVEREIGN (0.6%)
  Republic of Ecuador
    8.00%, 8/15/30                                                          (c)290               252
====================================================================================================
FRANCE (0.3%)
CORPORATE (0.3%)
  Rhodia SA
    8.875%, 6/1/11                                                          (b)110               111
====================================================================================================
GERMANY (1.1%)
CORPORATE (1.1%)
  Cognis Deutschland GmbH & Co. KG
    6.979%, 11/15/13                                               EUR    (b)(d)95               137
  Kabel Deutschland GmbH
    0.00%, 12/15/14                                                $            50                69
    10.625%, 7/1/14                                                         (b)170               196
----------------------------------------------------------------------------------------------------
                                                                                                 402
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
INDONESIA (1.4%)
CORPORATE (1.4%)
  Pindo Deli Finance (Mauritius)
    10.75%, 10/1/07                                                $     (a)(b)990   $           312
  Tjiwi Kimia Finance Mauritius Ltd.
    10.00%, (expired maturity)                                              (a)180                74
  Tjiwi Kimia International Global Bond
    13.25% (expired maturity)                                               (a)390               158
----------------------------------------------------------------------------------------------------
                                                                                                 544
====================================================================================================
IRELAND (0.5%)
CORPORATE (0.5%)
  JSG Funding plc
    10.125%, 10/1/12                                               EUR         125               195
====================================================================================================
IVORY COAST (0.1%)
SOVEREIGN (0.1%)
  Republic of Ivory Coast
    2.00%, 3/29/18                                                 $        (a)180                32
====================================================================================================
LUXEMBOURG (1.5%)
CORPORATE (1.5%)
  Cablecom Luxembourg SCA
    9.375%, 4/15/14                                                EUR      (b)175               265
  Lighthouse International Co. SA (Registered)
    8.00%, 4/30/14                                                              50                70
  Safilo Capital International SA
    9.625%, 5/15/13                                                         (b)115               160
  SGL Carbon Luxembourg SA
    8.50%, 2/1/12                                                            (b)50                77
----------------------------------------------------------------------------------------------------
                                                                                                 572
====================================================================================================
MALAYSIA (0.9%)
SOVEREIGN (0.9%)
  Government of Malaysia
    8.75%, 6/1/09                                                  $           280               332
====================================================================================================
MEXICO (9.8%)
CORPORATE (4.9%)
  AXtel SA
    11.00%, 12/15/13                                                        (e)125               135
  Pemex Project Funding Master Trust
    3.79%, 6/15/10                                                       (b)(d)380               391
    9.125%, 10/13/10                                                           360               433
  Petroleos Mexicanos
    9.50%, 9/15/27                                                             410               517
  Petroleos Mexicanos (Registered)
    8.625%, 12/1/23                                                            250               290
  Satelites Mexicanos SA de CV
    10.125%, (expired maturity)                                    $        (a)246   $           136
----------------------------------------------------------------------------------------------------
                                                                                               1,902
====================================================================================================
SOVEREIGN (4.9%)
  United Mexican States
    8.00%, 9/24/22                                                             100               116
    8.125%, 12/30/19                                                           320               376
    8.30%, 8/15/31                                                             170               200
    8.375%, 1/14/11                                                         (e)390               459
    10.375%, 2/17/09                                                           270               331
    11.50%, 5/15/26                                                            291               446
----------------------------------------------------------------------------------------------------
                                                                                               1,928
----------------------------------------------------------------------------------------------------
                                                                                               3,830
====================================================================================================
NIGERIA (0.6%)
SOVEREIGN (0.6%)
  Central Bank of Nigeria Par Bond
    6.25%, 11/15/20                                                         (c)250               236
====================================================================================================
PANAMA (1.6%)
SOVEREIGN (1.6%)
  Republic of Panama
    8.875%, 9/30/27                                                            170               188
    9.375%, 4/1/29                                                             150               177
    9.625%, 2/8/11                                                             160               190
    10.75%, 5/15/20                                                             60                78
----------------------------------------------------------------------------------------------------
                                                                                                 633
====================================================================================================
PERU (1.1%)
SOVEREIGN (1.1%)
  Republic of Peru
    4.50%, 3/7/17                                                           (d)130               122
    8.375%, 5/3/16                                                             130               146
    9.875%, 2/6/15                                                             140               172
----------------------------------------------------------------------------------------------------
                                                                                                 440
====================================================================================================
PHILIPPINES (1.5%)
SOVEREIGN (1.5%)
  Republic of Philippines
    8.875%, 3/17/15                                                            605               606
====================================================================================================
QATAR (0.4%)
SOVEREIGN (0.4%)
  State of Qatar (Registered)
    9.75%, 6/15/30                                                             110               160
====================================================================================================
RUSSIA (8.9%)
CORPORATE (1.6%)
  Aries Vermoegensverwaltungs GmbH
    9.60%, 10/25/14                                                            500               617
----------------------------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
RUSSIA (CONT'D)
SOVEREIGN (7.3%)
  Russian Federation
    5.00%, 3/31/30                                                 $     (b)(c)401   $           416
  Russian Federation (Registered)
    5.00%, 3/31/30                                                          (c)344               356
    8.25%, 3/31/10                                                             320               354
    11.00%, 7/24/18                                                            601               835
    12.75%, 6/24/28                                                            565               924
----------------------------------------------------------------------------------------------------
                                                                                               2,885
----------------------------------------------------------------------------------------------------
                                                                                               3,502
====================================================================================================
TUNISIA (0.2%)
SOVEREIGN (0.2%)
  Banque Centrale de Tunisie
    7.375%, 4/25/12                                                             70                80
====================================================================================================
TURKEY (3.4%)
CORPORATE (2.0%)
  Citigroup Global Markets Holdings, Inc.
  (Turkish Lira Index Linked)
    Zero Coupon, 2/23/06                                                       630               785
----------------------------------------------------------------------------------------------------
SOVEREIGN (1.4%)
  Republic of Turkey
    11.00%, 1/14/13                                                            350               447
    11.50%, 1/23/12                                                             80               103
----------------------------------------------------------------------------------------------------
                                                                                                 550
----------------------------------------------------------------------------------------------------
                                                                                               1,335
====================================================================================================
UKRAINE (0.5%)
SOVEREIGN (0.5%)
  Republic of Ukraine
    5.33%, 8/5/09                                                           (d)190               201
====================================================================================================
UNITED KINGDOM (0.1%)
CORPORATE (0.1%)
  Avecia Group plc
    11.00%, 7/1/09                                                           (e)55                57
  Esprit Telecom Group plc
    11.00%, 6/15/08                                                      (a)(f)233               @--
----------------------------------------------------------------------------------------------------
                                                                                                  57
====================================================================================================
UNITED STATES (44.3%)
CORPORATE (44.3%)
  ACIH, Inc.
    0.00%, 12/15/12                                                      (b)(c)115                84
  Advanstar Communications, Inc.
    9.79%, 8/15/08                                                          (d)148               156
    10.75%, 8/15/10                                                          (e)20                23
  AES Corp. (The)
    7.75%, 3/1/14                                                  $         (e)45   $            49
    8.875%, 2/15/11                                                              9                10
    9.00%, 5/15/15                                                          (b)100               115
    9.375%, 9/15/10                                                             16                19
  AirGate PCS, Inc.
    5.85%, 10/15/11                                                       (b)(d)35                36
  Allegheny Energy, Inc.
    7.75%, 8/1/05                                                               35                36
  Allied Waste North America
    8.875%, 4/1/08                                                          (e)230               247
  American Tower Corp.
    7.125%, 10/15/12                                                         (b)80                82
    7.50%, 5/1/12                                                               75                79
    9.375%, 2/1/09                                                              20                21
  AmerisourceBergen Corp.
    8.125%, 9/1/08                                                           (e)90               101
  Amscan Holding, Inc.
    8.75%, 5/1/14                                                               60                60
  Amsted Industries, Inc.
    10.25%, 10/15/11                                                      (b)(e)85                96
  Associated Materials, Inc.
    0.00%, 3/1/14                                                           (c)275               199
  AutoNation, Inc.
    9.00%, 8/1/08                                                           (e)100               115
  Avalon Cable LLC
    11.875%, 12/1/08                                                         (c)28                30
  Brand Services, Inc.
    12.00%, 10/15/12                                                           120               135
  BRL Universal Equipment 2001 A LP
    8.875%, 2/15/08                                                         (e)120               127
  Buhrmann US, Inc.
    8.25%, 7/1/14                                                              110               112
  C.B. Richard Ellis Services, Inc.
    11.25%, 6/15/11                                                            150               173
  CA FM Lease Trust
    8.50%, 7/15/17                                                          (b)105               121
  Cablevision Systems Corp.
    6.669%, 4/1/09                                                       (b)(d)100               107
  Caesar's Entertainment, Inc.
    7.875%, 12/15/05                                                           145               151
    8.875%, 9/15/08                                                            110               125
  Calpine Corp.
    8.50%, 7/15/10                                                        (b)(e)80                69
  Centennial Communications Corp.
    8.125%, 2/1/14                                                              35                36

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Charter Communications Holdings LLC
    0.00%, 1/15/11                                                 $     (c)(e)115   $            97
    9.625%, 11/15/09                                                            25                22
    10.25%, 1/15/10                                                          (e)75                66
    10.75%, 10/1/09                                                             35                32
  Chesapeake Energy Corp.
    7.50%, 9/15/13                                                          (e)125               137
  Cinemark, Inc.
    0.00%, 3/15/14                                                           (c)40                30
  Citgo Petroleum Corp.
    6.00%, 10/15/11                                                          (b)35                35
  CMS Energy Corp.
    7.50%, 1/15/09                                                           (e)15                16
    8.50%, 4/15/11                                                           (e)75                86
  Community Health Systems, Inc.
    6.50%, 12/15/12                                                          (b)80                81
  Cooper Standard Auto
    8.375%, 12/15/14                                                         (b)90                90
  Delhaize America, Inc.
    8.125%, 4/15/11                                                         (e)145               170
  Dex Media East LLC
    12.125%, 11/15/12                                                           48                59
  Dex Media West LLC
    9.875%, 8/15/13                                                             69                80
  DirecTV Holdings LLC/DirecTV Financing Co.
    8.375%, 3/15/13                                                          (e)35                39
  Dynegy Holdings, Inc.
    6.875%, 4/1/11                                                          (e)120               116
    9.875%, 7/15/10                                                       (b)(e)75                84
  Echostar DBS Corp.
    6.375%, 10/1/11                                                         (e)120               123
  El Paso Production Holding Co.
    7.75%, 6/1/13                                                           (e)195               205
  Equistar Chemicals LP
    10.125%, 9/1/08                                                         (e)110               127
    10.625%, 5/1/11                                                             55                64
  EXDS, Inc.
    11.625%, 7/15/10                                                     (a)(f)161               @--
  Extendicare Health Services, Inc.
    6.875%, 5/1/14                                                             160               164
  Fisher Scientific International, Inc.
    6.75%, 8/15/14                                                           (b)50                54
    8.00%, 9/1/13                                                               15                17
    8.125%, 5/1/12                                                              56                62
  Flowserve Corp.
    12.25%, 8/15/10                                                $         (e)35   $            39
  FMC Corp.
    10.25%, 11/1/09                                                          (e)50                58
  Foundation PA Coal Co.
    7.25%, 8/1/14                                                            (b)35                37
  Fresenius Medical Care Capital Trust II
    7.875%, 2/1/08                                                             125               136
  Gaylord Entertainment Co.
    6.75%, 11/15/14                                                          (b)75                76
  General Cable Corp.
    9.50%, 11/15/10                                                             45                51
  General Nutrition Centers, Inc.
    8.50%, 12/1/10                                                              65                62
  Georgia-Pacific Corp.
    8.875%, 2/1/10                                                          (e)160               187
  Global Cash Access LLC/Global Cash Finance Corp.
    8.75%, 3/15/12                                                              25                27
  Goodman Global Holding Co., Inc.
    5.76%, 6/15/12                                                        (b)(d)30                30
    7.875%, 12/15/12                                                         (b)70                70
  Graham Packaging Co., Inc.
    8.50%, 10/15/12                                                          (b)55                58
  Graphic Packaging International Corp.
    9.50%, 8/15/13                                                          (e)185               211
  Hanover Compressor Co.
    8.625%, 12/15/10                                                            25                27
    9.00%, 6/1/14                                                               45                50
  Hanover Equipment Trust
    8.50%, 9/1/08                                                            (e)70                76
    8.75%, 9/1/11                                                               35                38
  Harrah's Operating Co., Inc.
    7.875%, 12/15/05                                                        (e)120               125
  HCA, Inc.
    6.30%, 10/1/12                                                           (e)55                56
    7.58%, 9/15/25                                                           (e)65                65
    7.69%, 6/15/25                                                           (e)65                67
  Hilcorp Energy I LP
    10.50%, 9/1/10                                                          (b)140               159
  Host Marriott Corp.
    7.875%, 8/1/08                                                               9                 9
  Host Marriott LP
    7.125%, 11/1/13                                                            150               161

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Houghton Mifflin Co.
    0.00%, 10/15/13                                                $         (c)50   $            37
    9.875%, 2/1/13                                                             130               143
  Huntsman International LLC
    10.125%, 7/1/09                                                          (e)93                98
  Innophos, Inc.
    8.875%, 8/15/14                                                          (b)65                71
  Interep National Radio Sales, Inc.
    10.00%, 7/1/08                                                              85                64
  Interface, Inc.
    7.30%, 4/1/08                                                               25                26
    9.50%, 2/1/14                                                               90                99
    10.375%, 2/1/10                                                          (e)30                35
  Interpublic Group of Cos., Inc.
    6.25%, 11/15/14                                                            150               153
  Ipalco Enterprises, Inc.
    8.625%, 11/14/11                                                         (e)30                34
  Iron Mountain, Inc.
    7.75%, 1/15/15                                                           (e)40                41
    8.625%, 4/1/13                                                          (e)150               160
  Isle of Capri Casinos, Inc.
    7.00%, 3/1/14                                                              110               113
  ISP Holdings, Inc.
    10.625%, 12/15/09                                                       (e)155               172
  Johnsondiversey, Inc.
    9.625%, 5/15/12                                                            125               140
    9.625%, 5/15/12                                                EUR          25                38
  K&F Acquisition, Inc.
    7.75%, 11/15/14                                                $        (b)110               114
  Knology, Inc., PIK
    12.00%, 11/30/09                                                         (b)38                37
  Koppers, Inc.
    9.875%, 10/15/13                                                            30                34
  Laidlaw International, Inc.
    10.75%, 6/15/11                                                            120               141
  Leiner Health Products, Inc.
    11.00%, 6/1/12                                                              55                60
  Lyondell Chemical Co.
    10.50%, 6/1/13                                                              95               114
  Magnum Hunter Resources, Inc.
    9.60%, 3/15/12                                                              42                48
  Manitowoc Co., Inc.
    10.375%, 5/15/11                                               EUR         120               184
  Marquee, Inc.
    6.54%, 8/15/10                                                 $      (b)(d)70   $            74
  MedCath Holdings Corp.
    9.875%, 7/15/12                                                            100               109
  MetroPCS, Inc.
    10.75%, 10/1/11                                                            105               113
  MGM Mirage
    5.875%, 2/27/14                                                            115               114
    6.00%, 10/1/09                                                          (e)195               201
  Michael Foods, Inc.
    8.00%, 11/15/13                                                             75                80
  Millennium America, Inc.
    7.00%, 11/15/06                                                             60                63
    9.25%, 6/15/08                                                              70                80
  Mohegan Tribal Gaming Authority
    7.125%, 8/15/14                                                            100               106
  Monongahela Power Co.
    5.00%, 10/1/06                                                          (e)105               107
  MSW Energy Holdings II LLC
    7.375%, 9/1/10                                                              85                90
  MSW Energy Holdings LLC
    8.50%, 9/1/10                                                               20                22
  Murrin Murrin Holding Ltd.
    9.375%, 8/31/07                                                         (f)365               @--
  Muzak LLC
    9.875%, 3/15/09                                                             90                63
    10.00%, 2/15/09                                                             60                56
  Nalco Co.
    7.75%, 11/15/11                                                          (e)40                43
    8.875%, 11/15/13                                                           130               143
  National Nephrology Associates, Inc.
    9.00%, 11/1/11                                                           (b)20                23
  Nebraska Book Co., Inc.
    8.625%, 3/15/12                                                             90                93
  Nevada Power Co.
    9.00%, 8/15/13                                                          (e)140               165
  NMHG Holding Co.
    10.00%, 5/15/09                                                            110               122
  Northwest Pipeline Corp.
    8.125%, 3/1/10                                                           (e)20                22
  Ormat Funding Corp.
    8.25%, 12/30/20                                                         (b)155               156
  Owens-Illinois, Inc.
    7.35%, 5/15/08                                                           (e)20                21
    7.50%, 5/15/10                                                          (e)235               251

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Oxford Industries, Inc.
    8.875%, 6/1/11                                                 $            45   $            49
  Pacific Energy Partners LP/Pacific Energy Finance Corp.
    7.125%, 6/15/14                                                             80                86
  PanAmSat Corp.
    9.00%, 8/15/14                                                           (b)60                67
  PanAmSat Holding Corp.
    0.00%, 11/1/14                                                       (b)(c)175               121
  PEI Holdings, Inc.
    11.00%, 3/15/10                                                          (e)32                37
  Petro Stopping Centers LP/Petro Financial Corp.
    9.00%, 2/15/12                                                             135               143
  Phillips-Van Heusen
    7.25%, 2/15/11                                                             125               132
  Pilgrim's Pride Corp.
    9.25%, 11/15/13                                                             45                51
    9.625%, 9/15/11                                                            160               181
  Plains Exploration & Production Co.
    7.125%, 6/15/14                                                             60                66
  Pliant Corp.
    13.00%, 6/1/10                                                             125               122
  Ply Gem Industries, Inc.
    9.00%, 2/15/12                                                          (b)135               138
  Primedia, Inc.
    8.875%, 5/15/11                                                         (e)195               207
  Primus Telecommunications Group, Inc.
    8.00%, 1/15/14                                                             170               150
  Propex Fabrics, Inc.
    10.00%, 12/1/12                                                          (b)80                83
  PSEG Energy Holdings LLC
    8.625%, 2/15/08                                                          (e)85                94
  Qwest Communications International, Inc.
    6.04%, 2/15/09                                                     (b)(d)(e)90                92
  Qwest Corp.
    5.625%, 11/15/08                                                            25                26
    6.625%, 9/15/05                                                             15                15
  Qwest Services Corp.
    13.50%, 12/15/07                                                        (b)120               138
  Rayovac Corp.
    8.50%, 10/1/13                                                              65                72
  Refco Finance Holdings LLC
    9.00%, 8/1/12                                                           (b)205               225
  Reliant Energy, Inc.
    6.75%, 12/15/14                                                $            65   $            65
  Renaissance Media Group LLC
    10.00%, 4/15/08                                                          (c)45                47
  Rhythms NetConnections, Inc.
    13.50%, 5/15/08                                                         (f)570               @--
    14.00%, 2/15/10                                                      (a)(f)179               @--
  Rite Aid Corp.
    7.125%, 1/15/07                                                          (e)65                65
    8.125%, 5/1/10                                                              25                27
  RMCC Acquisition Co.
    9.50%, 11/1/12                                                          (b)105               105
  Rockwood Specialties Group, Inc.
    7.625%, 11/15/14                                               EUR          50                70
    10.625%, 5/15/11                                               $            85                98
  Rural Cellular Corp.
    6.99%, 3/15/10                                                           (d)55                57
  Salem Communications Holding Corp.
    9.00%, 7/1/11                                                           (e)180               198
  SBA Communications Corp.
    8.50%, 12/1/12                                                           (b)75                77
    10.25%, 2/1/09                                                             115               122
  SBA Telecommunications, Inc./
  SBA Communications Corp.
    0.00%, 12/15/11                                                         (c)145               123
  Smithfield Foods, Inc.
    7.00%, 8/1/11                                                              140               150
    7.625%, 2/15/08                                                          (e)50                54
    8.00%, 10/15/09                                                          (e)50                56
  Sonic Automotive, Inc.
    8.625%, 8/15/13                                                            100               107
  Southern Natural Gas Co.
    8.875%, 3/15/10                                                             45                51
  Station Casinos, Inc.
    6.50%, 2/1/14                                                              130               134
  Team Health, Inc.
    9.00%, 4/1/12                                                              105               103
  Technical Olympic USA, Inc.
    9.00%, 7/1/10                                                              105               113
    10.375%, 7/1/12                                                          (e)65                73
  Tekni-Plex, Inc.
    8.75%, 11/15/13                                                          (b)45                45
  Tempur-Pedic, Inc. and Tempur Production USA, Inc.
    10.25%, 8/15/10                                                             27                31

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
UNITED STATES (CONT'D)
CORPORATE (CONT'D)
  Tenet Healthcare Corp.
    6.50%, 6/1/12                                                  $         (e)35   $            33
    9.875%, 7/1/14                                                           (b)50                55
  Tesoro Corp.
    9.625%, 4/1/12                                                              50                58
  THL Buildco, Inc.
    8.50%, 9/1/14                                                           (b)145               152
  Transcontinental Gas Pipe Line Corp.
    8.875%, 7/15/12                                                          (e)40                49
  Trimas Corp.
    9.875%, 6/15/12                                                            165               176
  TRW Automotive, Inc.
    9.375%, 2/15/13                                                         (e)102               119
  UbiquiTel Operating Co.
    9.875%, 3/1/11                                                              15                17
    9.875%, 3/1/11                                                           (b)85                96
  UCAR Finance, Inc.
    10.25%, 2/15/12                                                             90               103
  United Rentals North America, Inc.
    6.50%, 2/15/12                                                              85                83
    7.75%, 11/15/13                                                         (e)110               108
  United States Steel Corp.
    9.75%, 5/15/10                                                              72                82
  Venetian Casino Resort LLC
    11.00%, 6/15/10                                                             60                69
  Vertis, Inc.
    13.50%, 12/7/09                                                         (b)100               106
  Vintage Petroleum, Inc.
    7.875%, 5/15/11                                                            125               134
  VWR International, Inc.
    6.875%, 4/15/12                                                          (b)40                42
    8.00%, 4/15/14                                                           (b)50                54
  Waste Management, Inc.-Old
    7.65%, 3/15/11                                                           (e)50                57
  Westlake Chemical Corp.
    8.75%, 7/15/11                                                              29                33
  Williams Cos., Inc.
    7.875%, 9/1/21                                                          (e)170               190
  Xerox Corp.
    7.125%, 6/15/10                                                            130               141
----------------------------------------------------------------------------------------------------
                                                                                              17,341
====================================================================================================
VENEZUELA (2.2%)
SOVEREIGN (2.2%)
  Republic of Venezuela
    8.50%, 10/8/14                                                 $           120   $           128
    9.25%, 9/15/27                                                             110               116
    9.375%, 1/13/34                                                            180               191
    10.75%, 9/19/13                                                            370               444
----------------------------------------------------------------------------------------------------
                                                                                                 879
====================================================================================================
TOTAL DEBT INSTRUMENTS
  (Cost $36,678)                                                                              38,502
====================================================================================================

                                                                            SHARES
----------------------------------------------------------------------------------------------------
COMMON STOCKS (0.0%)

UNITED KINGDOM (0.0%)
  Viatel Holding Bermuda Ltd.                                               (g)290               @--
====================================================================================================
UNITED STATES (0.0%)
  Paxson Communications Corp.                                             (g)9,956                 1
====================================================================================================
TOTAL COMMON STOCKS
  (Cost $380)                                                                                      1
====================================================================================================
PREFERRED STOCKS (0.7%)

UNITED STATES (0.7%)
  Paxson Communications Corp.,
    PIK, 14.25%                                                                 12                91
  TNP Enterprises, Inc., PIK, 14.50%                                           160               186
====================================================================================================
TOTAL PREFERRED STOCKS
  (Cost $156)                                                                                    277
====================================================================================================

                                                                            NO. OF
                                                                          WARRANTS
----------------------------------------------------------------------------------------------------
WARRANTS (0.0%)

NIGERIA (0.0%)
  Central Bank of Nigeria, expiring
    11/15/20                                                             (f)(g)250               @--
====================================================================================================
UNITED STATES (0.0%)
  SW Acquisition LP, expiring 4/1/11                                     (b)(g)220                 7
====================================================================================================
VENEZUELA (0.0%)
  Republic of Venezuela Oil-Linked
    Payment Obligation, expiring
    4/15/20                                                           (f)(d)(g)950               @--
====================================================================================================
TOTAL WARRANTS
  (Cost $6)                                                                                        7
====================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

PORTFOLIO OF INVESTMENTS (CONT'D)
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)

                                                                              FACE
                                                                            AMOUNT             VALUE
                                                                             (000)             (000)
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.1%)

UNITED STATES (1.1%)
REPURCHASE AGREEMENT (0.8%)
  J.P. Morgan Securities, Inc., 2.00%,
    dated 12/31/04, due 1/3/05,
    repurchase price $304                                          $        (h)304    $          304
----------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITY (0.3%)
  United States Treasury Bills,
    1.35%, 1/13/05                                                             100               100
----------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $404)                                                                                    404
====================================================================================================
TOTAL INVESTMENTS (100.0%)
  (Cost $37,624)                                                                              39,191
====================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS                                                         (5,333)
====================================================================================================
NET ASSETS                                                                            $       33,858
====================================================================================================

(a)  Security is in default.

(b) 144A Security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c) Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is ultimate maturity.

(d) Variable/Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rates. The rates shown are those in effect on December 31, 2004.

(e) Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2004. See note A-3 to financial statements.

(f) Security was valued at fair value - At December 31, 2004, the Fund held fair valued securities, each valued at less than $500, representing less than 0.05% of net assets.

(g)  Non-income producing security.

(h) Represents the Fund's undivided interest in a joint repurchase agreement which has a total value of $1,018,656,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this portfolio of investments as follows: Federal Farm Credit Bank, 0.00% to 6.75%, due 2/28/05 to 8/15/13; Federal Home Loan Bank, 1.10% to 6.875%,
     due 4/15/05 to 10/28/24; Federal Home Loan Mortgage Corp., 2.00% to 6.51%, due 6/15/15 to 3/15/19; Federal National Mortgage Association, 1.75% to 8.20%, due 2/24/05 to 5/24/19; and Financial Assist Corp., 8.80%, due 6/10/05. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@    Face Amount/Value is less than $500.

EUR  Euro

PIK Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contract(s) open at period end:

                                                                       NET
CURRENCY                                     IN                     UNREALIZED
   TO                                     EXCHANGE                 APPRECIATION
DELIVER           VALUE     SETTLEMENT       FOR         VALUE    (DEPRECIATION)
 (000)            (000)        DATE         (000)        (000)         (000)
--------------------------------------------------------------------------------
EUR    605       $    820    1/26/05     US$     764   $    764   $          (56)
EUR    210            285    1/26/05     US$     265        265              (20)
EUR     50             68    1/26/05     US$      65         65               (3)
EUR    160            217    1/26/05     US$     213        213               (4)
--------------------------------------------------------------------------------
                 $  1,390                              $  1,307   $          (83)
================================================================================

GRAPHIC PRESENTATION OF PORTFOLIO HOLDINGS

The following graph depicts the Fund's holdings by country, as a percentage of total investments.

[CHART]

United States                     45.0%
Mexico                             9.8%
Russia                             8.9%
Brazil                             7.9%
Turkey                             3.4%
Canada                             3.3%
Other*                            20.6%
Short-Term Investments             1.1%

* Countries which do not appear in the top 10 Countries, as well as those which represent less than 3% of total investments, if applicable, are included in the category labeled "Other".

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                DECEMBER 31, 2004
                                                                                            (000)
-------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at Value (Cost $37,624)                                          $          39,191
  Interest Receivable                                                                         700
  Due from Broker                                                                             158
  Receivable for Investments Sold                                                             106
  Other Assets                                                                                  1
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                           40,156
=================================================================================================
LIABILITIES:
 Payable For:
  Reverse Repurchase Agreements                                                            (5,150)
  Dividends Declared                                                                         (925)
  Unrealized Depreciation on Foreign Currency Exchange Contracts                              (83)
  Investments Purchased                                                                       (29)
  Investment Advisory Fees                                                                    (29)
  Directors' Fees and Expenses                                                                (26)
  Custodian Fees                                                                               (4)
  Administration Fees                                                                          (3)
 Other Liabilities                                                                           (49)
-------------------------------------------------------------------------------------------------
    TOTAL LIABILITIES                                                                      (6,298)
=================================================================================================
NET ASSETS
  Applicable to 4,193,639, Issued and Outstanding $0.01
  Par Value Shares (100,000,000 Shares Authorized)                              $          33,858
=================================================================================================
NET ASSET VALUE PER SHARE                                                       $            8.07
=================================================================================================
NET ASSETS CONSIST OF:
  Common Stock                                                                  $              42
  Paid-in Capital                                                                          58,357
  Undistributed (Distributions in Excess of) Net Investment Income                            (81)
  Accumulated Net Realized Gain (Loss)                                                    (25,948)
  Unrealized Appreciation (Depreciation) on Investments, Foreign
    Currency Exchange Contracts and Translations                                            1,488
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                      $          33,858
=================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Statements

STATEMENT OF OPERATIONS

                                                                                       YEAR ENDED
                                                                                DECEMBER 31, 2004
                                                                                            (000)
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                                      $           3,271
  Dividends                                                                                     4
=================================================================================================
    TOTAL INVESTMENT INCOME                                                                 3,275
=================================================================================================
EXPENSES
  Investment Advisory Fees (Note B)                                                           330
  Interest Expense on Reverse Repurchase Agreements                                           101
  Professional Fees                                                                            61
  Administration Fees (Note C)                                                                 36
  Stockholder Reporting Expenses                                                               33
  Custodian Fees (Note D)                                                                      24
  Stockholder Servicing Agent                                                                  21
  Directors' Fees and Expenses                                                                  2
  Other Expenses                                                                               24
=================================================================================================
    TOTAL EXPENSES                                                                            632
=================================================================================================
      NET INVESTMENT INCOME                                                                 2,643
=================================================================================================
NET REALIZED GAIN (LOSS) ON:
  Investments                                                                               1,063
  Foreign Currency Transactions                                                                (3)
  Futures Contracts                                                                          (192)
=================================================================================================
    NET REALIZED GAIN (LOSS)                                                                  868
=================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
  Investments                                                                                (256)
  Foreign Currency Translations                                                               (35)
  Futures Contracts                                                                            89
=================================================================================================
    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                         (202)
=================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                 666
=================================================================================================
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $           3,309
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  YEAR ENDED           YEAR ENDED
                                                                           DECEMBER 31, 2004    DECEMBER 31, 2003
                                                                                       (000)                (000)
-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                    $           2,643    $           2,585
  Net Realized Gain (Loss)                                                               868               (2,430)
  Change in Unrealized Appreciation (Depreciation)                                      (202)               8,626
=================================================================================================================
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    3,309                8,781
=================================================================================================================
Distributions from and/or in Excess of:
  Net Investment Income                                                               (2,623)              (2,130)
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (2,836 Shares in 2004)                                    23                   --
=================================================================================================================
  TOTAL INCREASE (DECREASE)                                                              709                6,651
=================================================================================================================
Net Assets:
  Beginning of Period                                                                 33,149               26,498
=================================================================================================================
  END OF PERIOD (INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
   INVESTMENT INCOME OF $(81) AND $(42), RESPECTIVELY)                     $          33,858    $          33,149
=================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Statements

STATEMENT OF CASH FLOWS

                                                                                       YEAR ENDED
                                                                                DECEMBER 31, 2004
                                                                                            (000)
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Proceeds from Sales and Maturities of Long-Term Investments                   $          34,094
  Purchases of Long-Term Investments                                                      (33,841)
  Net (Increase) Decrease in Short-Term Investments                                           306
  Net Realized Gain (Loss) on Foreign Currency Transactions                                    (3)
  Net Realized Gain (Loss) on Futures Contracts                                              (192)
  Net Investment Income                                                                     2,643
  ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED
    (USED) IN OPERATING ACTIVITIES:
    Net (Increase) Decrease in Receivables Related to Operations                              116
    Net Increase (Decrease) in Payables Related to Operations                                  23
    (Accretion) Amortization of Discounts and Premiums                                       (415)
-------------------------------------------------------------------------------------------------
  Net Cash Provided (Used) by Operating Activities                                          2,731
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Cash Received for Reverse Repurchase Agreements                                          36,803
  Cash Paid for Reverse Repurchase Agreements                                             (37,363)
  Cash Distributions Paid                                                                  (2,171)
-------------------------------------------------------------------------------------------------
  Net Cash Provided (Used) for Financing Activities                                        (2,731)
-------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Cash                                                              --
CASH AT BEGINNING OF PERIOD                                                                    --
-------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                           $              --
=================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               Financial Highlights

SELECTED PER SHARE DATA AND RATIOS

                                                                                YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                   2004        2003        2002        2001       2000
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $   7.91    $   6.32    $   7.31    $   9.01   $  10.56
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                0.63+       0.62+       0.68+       0.95       1.19
Net Realized and Unrealized Gain (Loss) on Investments               0.16        1.48       (0.95)      (1.67)     (1.61)
------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 0.79        2.10       (0.27)      (0.72)     (0.42)
------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in Excess of:
  Net Investment Income                                             (0.63)      (0.51)      (0.72)      (0.98)     (1.13)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $   8.07    $   7.91    $   6.32    $   7.31   $   9.01
========================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                            $  10.25    $   7.75    $   5.87    $   7.06   $   7.75
========================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value                                                      42.60%      41.53%      (7.03)%      3.51%      5.05%
  Net Asset Value (1)                                               10.14%      34.16%      (3.33)%     (7.82)%    (3.14)%
========================================================================================================================
RATIOS, SUPPLEMENTAL DATA:

NET ASSETS, END OF PERIOD (THOUSANDS)                            $ 33,858    $ 33,149    $ 26,498    $ 30,610   $ 37,662
------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                              1.91%       1.99%       2.87%       3.61%      3.03%
Ratio of Expenses to Average Net Assets
  Excluding Interest Expense                                         1.61%       1.88%       2.15%       2.12%      1.91%
Ratio of Net Investment Income to Average Net Assets                 8.00%       8.51%      10.23%      11.49%     11.53%
Portfolio Turnover Rate                                                91%        132%        101%        122%       163%
------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
+    Per share amount is based on average shares outstanding.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund") was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary objective is to produce high current income and as a secondary objective to seek capital appreciation through investments primarily in high yield bonds and emerging market debt securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities pur-

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

     chased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

     At December 31, 2004, the Fund had reverse repurchase agreements outstanding with Lehman Brothers and UBS Warburg as follows:

                                                                     MATURITY IN
                                                                       LESS THAN
     LEHMAN BROTHERS AGREEMENT                                          365 DAYS
     ---------------------------------------------------------------------------
     Value of Securities Subject to Repurchase                     $     888,000
     Liability Under Reverse Repurchase Agreement                  $     890,000
     Weighted Average Days to Maturity                                      16.6

                                                                     MATURITY IN
                                                                       LESS THAN
     UBS WARBURG AGREEMENT                                              365 DAYS
     ---------------------------------------------------------------------------
     Value of Securities Subject to Repurchase                     $   4,289,000
     Liability Under Reverse Repurchase Agreement                  $   4,260,000
     Weighted Average Days to Maturity                                       8.6

     The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2004, was approximately $5,647,000 at a weighted average interest rate of 1.76%.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SECURITIES SOLD SHORT: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

7. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

8. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government or other liquid securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as ("variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage its exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B. INVESTMENT ADVISORY FEES: Morgan Stanley Investment Management Inc. provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. ADMINISTRATION FEES: Prior to November 1, 2004, JPMorgan Chase Bank, through its corporate affiliate, J.P. Morgan Investor Services Co. ("JPMIS"), provided administrative services to the Fund under an Administration Agreement. JPMIS was paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund was charged for certain out-of-pocket expenses incurred by JPMIS on its behalf.

Effective November 1, 2004, Morgan Stanley Investment Management Inc. (MSIM) serves as Administrator to the Fund pursuant to a new Administrative Agreement. Under the new Administrative Agreement, the new administrative fee will be 0.08% of the Fund's average weekly net assets. As approved by the Board of Directors, MSIM has agreed to limit the new administration fee so that it will be no greater than the old administrative fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the year ended December 31, 2004, the Fund did not waive any administration fees pursuant to this arrangement. Administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Agreement, which were previously borne by Fund), except pricing services and extraordinary expenses, will now be covered under the Administration Fee. JPMIS will continue to provide fund accounting and other services pursuant to a sub-administrative agreement, dated November 1, 2004, with MSIM and receives compensation from MSIM for these services.

D. CUSTODIAN FEES: JPMorgan Chase Bank serves as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 were as follows:

    2004 DISTRIBUTIONS       2003 DISTRIBUTIONS
        PAID FROM:               PAID FROM:
          (000)                     (000)
-------------------------   --------------------
                LONG-TERM              LONG-TERM
     ORDINARY     CAPITAL   ORDINARY     CAPITAL
       INCOME        GAIN     INCOME        GAIN
------------------------------------------------
  $     2,623   $      --   $  2,130   $      --

The amount and character of income and capital gain distributions to be paid by the Fund are determined in

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions and paydown adjustments. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED              UNDISTRIBUTED
        ORDINARY INCOME        LONG-TERM CAPITAL GAIN
             (000)                     (000)
-----------------------------------------------------
        $          223              $              --

At December 31, 2004, the U.S. Federal income tax cost basis of investments was $37,649,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $1,542,000 of which $3,412,000 related to appreciated securities and $1,870,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $25,475,000 to offset against future capital gains of which $10,279,000 will expire on December 31, 2006, $1,956,000 will expire on December 31, 2007, $1,038,000 will expire on December 31, 2009, $6,605,000 will expire on December 31, 2010 and $5,597,000 will expire on December 31, 2011. During the year ended December 31, 2004, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $530,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2004, the Fund did not defer any capital, currency and passive foreign investment company losses to January 1, 2005, for U.S. Federal income tax purposes.

F. CONTRACTUAL OBLIGATIONS: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G. OTHER: For the year ended December 31, 2004, the Fund made purchases and sales totaling $33,870,000 and $34,057,000 respectively, of investments other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

A significant portion of the Fund's total investments consist of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

On December 14, 2004, the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.2206 per share, derived from net investment income, payable on January 7, 2005, to stockholders of record on December 23, 2004.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

NOTES TO FINANCIAL STATEMENTS (CONT'D)

REPORTING TO STOCKHOLDERS (UNAUDITED)

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD (UNAUDITED)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Opportunity Bond Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Opportunity Bond Fund, Inc. at December 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2005

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                TERM OF                                        IN FUND
                                                OFFICE AND                                     COMPLEX
                                 POSITION(S)    LENGTH OF                                      OVERSEEN
NAME, AGE AND ADDRESS OF         HELD WITH      TIME           PRINCIPAL OCCUPATION(S) DURING  BY            OTHER DIRECTORSHIPS
DIRECTOR                         REGISTRANT     SERVED*        PAST 5 YEARS                    DIRECTOR**    HELD BY DIRECTOR
-------------------------------  -------------  -------------  ------------------------------  ------------  -----------------------
Independent Directors:

Michael Bozic (63)               Director       Director       Private investor; Director or   197           Director of various
c/o Kramer Levin Naftalis &                     since 2003     Trustee of the Retail Funds                   business organizations.
Frankel LLP                                                    (since April 1994) and the
Counsel to the Independent                                     Institutional Funds (since
Directors                                                      July 2003); formerly Vice
919 Third Avenue                                               Chairman of Kmart Corporation
New York, NY 10022                                             (December 1998-October 2000),
                                                               Chairman and Chief Executive
                                                               Officer of Levitz Furniture
                                                               Corporation (November
                                                               1995-November 1998) and
                                                               President and Chief Executive
                                                               Officer of Hills Department
                                                               Stores (May 1991-July 1995);
                                                               formerly variously Chairman,
                                                               Chief Executive Officer,
                                                               President and Chief Operating
                                                               Officer (1987-1991) of the
                                                               Sears Merchandise Group of
                                                               Sears Roebuck & Co.

Edwin J. Garn (72)               Director       Director       Consultant. Director or         197           Director of Franklin
1031 N. Chartwell Court                         since 2003     Trustee of the Retail Funds                   Covey (time management
Salt Lake City, UT 84103                                       (since January 1993) and the                  systems), BMW Bank of
                                                               Institutional Funds (since                    North America, Inc.
                                                               July 2003); member of the Utah                (industrial loan
                                                               Regional Advisory Board of                    corporation), Escrow
                                                               Pacific Corp.; formerly                       Bank USA (industrial
                                                               Managing Director of Summit                   loan corporation),
                                                               Ventures LLC (2000-2004);                     United Space Alliance
                                                               United States Senator (R-                     (joint venture between
                                                               Utah) (1974-1992) and                         Lockheed Martin and The
                                                               Chairman, Senate Banking                      Boeing Company) and
                                                               Committee (1980-1986), Mayor                  Nuskin Asia Pacific
                                                               of Salt Lake City, Utah                       (multilevel marketing);
                                                               (1971-1974), Astronaut, Space                 member of the board of
                                                               Shuttle Discovery (April                      various civic and
                                                               12-19, 1985), and Vice                        charitable
                                                               Chairman, Huntsman Corporation                organizations.
                                                               (chemical company).

Wayne E. Hedien (70)             Director       Director       Retired; Director or            197           Director of the PMI
c/o Kramer Levin Naftalis &                     since 2003     Trustee of the Retail Funds                   Group Inc. (private
Frankel LLP                                                    (since September 1997) and the                mortgage insurance);
Counsel to the Independent                                     Institutional Funds (since                    Trustee and Vice
Directors                                                      July 2003); formerly associated               Chairman of The Field
919 Third Avenue                                               with the Allstate Companies                   Museum of Natural
New York, NY 10022                                             (1966-1994), most recently as                 History; director of
                                                               Chairman of The Allstate                      various other business
                                                               Corporation (March 1993-December              and charitable
                                                               1994) and Chairman and Chief                  organizations.
                                                               Executive Officer of its wholly-
                                                               owned subsidiary, Allstate
                                                               Insurance Company (July 1989-
                                                               December 1994).

Dr. Manuel H. Johnson (55)       Director       Director       Senior Partner, Johnson Smick   197           Director of NVR, Inc.
c/o Johnson Smick                               since 2003     International, Inc., a                        (home construction),
International, Inc.                                            consulting firm; Chairman of                  Director of KFX Energy;
2099 Pennsylvania Avenue,                                      the Audit Committee and                       Director of RBS
NW Suite 950                                                   Director or Trustee of the                    Greenwich Capital
Washington, D.C. 20006                                         Retail Funds (since July 1991)                Holdings (financial
                                                               and the Institutional Funds                   holdings company).
                                                               (since July 2003); Co-
                                                               Chairman and a founder of the
                                                               Group of Seven Council (G7C),
                                                               an international economic
                                                               commission; formerly Vice
                                                               Chairman of the Board of
                                                               Governors of the Federal
                                                               Reserve System and Assistant
                                                               Secretary of the U.S.
                                                               Treasury.

Joseph J. Kearns (62)            Director       Director       President, Kearns & Associates  198           Director of Electro
c/o Kearns & Associates                         since 2001     LLC (investment consulting);                  Rent Corporation
LLC                                                            Deputy Chairman of the Audit                  (equipment leasing),
PMB754                                                         Committee and Director or                     The Ford Family
23852 Pacific Coast Hwy.                                       Trustee of the Retail Funds                   Foundation and the UCLA
Malibu, CA 90265                                               (since July 2003) and the                     Foundation.
                                                               Institutional Funds (since
                                                               August 1994); previously
                                                               Chairman of the Audit
                                                               Committee of the Institutional
                                                               Funds (October 2001- July
                                                               2003); formerly CFO of the
                                                               J. Paul Getty Trust.

Michael E. Nugent (68)           Director       Director       General Partner of Triumph      197           Director of various
c/o Triumph Capital, L.P.                       since 2001     Capital, L.P., a private                      business organizations.
445 Park Avenue, 10th Floor                                    investment partnership;
New York, NY 10022                                             Chairman of the Insurance
                                                               Committee and Director or
                                                               Trustee of the Retail Funds
                                                               (since July 1991) and the
                                                               Institutional Funds (since
                                                               July 2001); formerly Vice
                                                               President, Bankers Trust
                                                               Company and BT Capital
                                                               Corporation (1984-1988).

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS
                                                TERM OF                                        IN FUND
                                                OFFICE AND                                     COMPLEX
                                 POSITION(S)    LENGTH OF                                      OVERSEEN
NAME, AGE AND ADDRESS OF         HELD WITH      TIME           PRINCIPAL OCCUPATION(S) DURING  BY            OTHER DIRECTORSHIPS
DIRECTOR                         REGISTRANT     SERVED*        PAST 5 YEARS                    DIRECTOR**    HELD BY DIRECTOR
-------------------------------  -------------  -------------  ------------------------------  ------------  -----------------------
Independent Directors: (cont'd)

Fergus Reid (72)                 Director       Director       Chairman of Lumelite Plastics   198           Trustee and Director of
c/o Lumelite Plastics                           since 2000     Corporation; Chairman of the                  certain investment
Corporation                                                    Governance Committee and                      companies in the J.P.
85 Charles Coleman Blvd.                                       Director or Trustee of the                    Morgan Funds complex
Pawling, NY 12564                                              Retail Funds (since July 2003)                managed by J.P. Morgan
                                                               and the Institutional Funds                   Investment Management
                                                               (since June 1992).                            Inc.

Interested Directors:

Charles A. Fiumefreddo (71)      Chairman and   Chairman       Chairman and Director or        197           None.
c/o Morgan Stanley Funds         Director of    and            Trustee of the Retail Funds
Harborside Financial Center      the Board      Director       (since July 1991) and the
Plaza Two 3rd Floor                             since 2003     Institutional Funds (since July
Jersey City, NJ 07311                                          2003); formerly Chief Executive
                                                               Officer of the Retail Funds
                                                               (until September 2002).

James F. Higgins (56)            Director       Director       Director or Trustee of the      197           Director of AXA
c/o Morgan Stanley Funds                        since 2003     Retail Funds (since June 2000)                Financial, Inc. and The
Harborside Financial Center                                    and the Institutional Funds                   Equitable Life
Plaza Two 2nd Floor                                            (since July 2003); Senior                     Assurance Society of
Jersey City, NJ 07311                                          Advisor of Morgan Stanley                     the United States
                                                               (since August 2000); Director                 (financial services).
                                                               of Morgan Stanley Distributors
                                                               Inc. and Dean Witter Realty
                                                               Inc.; previously President and
                                                               Chief Operating Officer of the
                                                               Private Client Group of Morgan
                                                               Stanley (May 1999-August
                                                               2000), and President and Chief
                                                               Operating Officer of
                                                               Individual Securities of
                                                               Morgan Stanley (February
                                                               1997-May 1999).

* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and funds that have an investment advisor that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investments LP and Morgan Stanley Investment Advisors Inc.).

                                                              TERM OF OFFICE AND
                                            POSITION(S) HELD  LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  WITH REGISTRANT   SERVED*                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ----------------  -----------------------  ---------------------------------------------
Officers:

Mitchell M. Merin (51)                      President         President                President and Chief Operating Officer of
Morgan Stanley                                                since 2003               Morgan Stanley Investment Management Inc.;
Investment Management Inc.                                                             President, Director and Chief Executive
1221 Avenue of the Americas 33rd Floor                                                 Officer of Morgan Stanley Investment Advisors
New York, NY 10020                                                                     Inc. and Morgan Stanley Services Company
                                                                                       Inc.; Chairman and Director of Morgan Stanley
                                                                                       Distributors Inc.; Chairman and Director of
                                                                                       Morgan Stanley Trust; Director of various
                                                                                       Morgan Stanley subsidiaries; President of the
                                                                                       Institutional Funds (since July 2003) and
                                                                                       President of the Retail Funds (since May
                                                                                       1999); Trustee (since July 2003) and
                                                                                       President (since December 2002) of the Van
                                                                                       Kampen Closed-End Funds; Trustee (since May
                                                                                       1999) and President (since October 2002) of
                                                                                       the Van Kampen Open-End Funds.

Ronald E. Robison (65)                      Executive Vice    Executive Vice           Principal Executive Officer of Funds in the
Morgan Stanley                              President and     President and            Fund complex (since May 2003); Managing
Investment Management Inc.                  Principal         Principal                Director of Morgan Stanley & Co.
1221 Avenue of the Americas 33rd Floor      Executive         Executive                Incorporated, Managing Director of Morgan
New York, NY 10020                          Officer           Officer since            Stanley; Managing Director, Chief
                                                              2003                     Administrative Officer and Director of Morgan
                                                                                       Stanley Investment Advisors Inc. and Morgan
                                                                                       Stanley Services Company Inc.; Director of
                                                                                       Morgan Stanley Trust; Managing Director and
                                                                                       Director of Morgan Stanley Distributors Inc.;
                                                                                       Executive Vice President and Principal
                                                                                       Executive Officer of the Retail Funds (since
                                                                                       April 2003) and the Institutional Funds
                                                                                       (since July 2003); previously President and
                                                                                       Director of the Retail Funds (March 2001 -
                                                                                       July 2003) and Chief Global Operations
                                                                                       Officer and Managing Director of Morgan
                                                                                       Stanley Investment Management Inc.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

                               December 31, 2004

DIRECTOR AND OFFICER INFORMATION (CONT'D)
Officers: (cont'd)

                                                                TERM OF OFFICE AND
                                             POSITION(S) HELD   LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER   WITH REGISTRANT    SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------   ----------------   ------------------   ----------------------------------------------
Joseph J. McAlinden (61)                     Vice President     Vice President       Managing Director and Chief Investment Officer
Morgan Stanley Investment Management Inc.                       since 2003           of Morgan Stanley Investment Advisors Inc. and
1221 Avenue of the Americas 33rdFloor                                                Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                                   Director of Morgan Stanley Trust; Chief
                                                                                     Investment Officer of the Van Kampen Funds;
                                                                                     Vice President of the Institutional Funds
                                                                                     (since July 2003) and the Retail Funds (since
                                                                                     July 1995).

Barry Fink (49)                              Vice President     Vice President       General Counsel (since May 2000) and Managing
Morgan Stanley Investment Management Inc.                       since 2003           Director (since December 2000) of Morgan
1221 Avenue of the Americas 22nd Floor                                               Stanley Investment Management; Managing
New York, NY 10020                                                                   Director (since December 2000), Secretary
                                                                                     (since February 1997) and Director (since July
                                                                                     1998) of Morgan Stanley Investment Advisors
                                                                                     Inc. and Morgan Stanley Services Company Inc.;
                                                                                     Vice President of the Retail Funds; Assistant
                                                                                     Secretary of Morgan Stanley DW Inc.; Vice
                                                                                     President of the Institutional Funds (since
                                                                                     July 2003); Managing Director, Secretary and
                                                                                     Director of Morgan Stanley Distributors Inc.;
                                                                                     previously Secretary of the Retail Funds and
                                                                                     General Counsel (February 1997- April 2004) of
                                                                                     the Retail Funds; Vice President and Assistant
                                                                                     General Counsel of Morgan Stanley Investment
                                                                                     Advisors Inc. and Morgan Stanley Services
                                                                                     Company Inc. (February 1997- December 2001).

Amy R. Doberman (42)                         Vice President     Vice President       Managing Director and General Counsel, U.S.
Morgan Stanley Investment Management Inc.                       since July 2004      Investment Management; Managing Director of
1221 Avenue of the Americas 22nd Floor                                               the Investment Manager and Morgan Stanley
New York, NY 10020                                                                   Investment Advisor Inc.; Vice President of the
                                                                                     Institutional and Retail Funds (since July
                                                                                     2004); Vice President of the Van Kampen Funds
                                                                                     (since August 2004); previously, Managing
                                                                                     Director and General Counsel - Americas, UBS
                                                                                     Global Asset Management (July 2000-July 2004)
                                                                                     and General Counsel, Aeltus Investment
                                                                                     Management, Inc. (January 1997-July 2000).

Carsten Otto (41)                            Chief              Chief Compliance     Executive Director and U.S. Director of
Morgan Stanley Investment Management Inc.    Compliance         Officer since        Compliance for Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor       Officer            2004                 Management (since October 2004); Executive
New York, NY 10020                                                                   Director of Morgan Stanley Investment Advisors
                                                                                     Inc. and Morgan Stanley Investment Management
                                                                                     Inc.; formerly Assistant Secretary and
                                                                                     Assistant General Counsel of the Morgan
                                                                                     Stanley Retail Funds.

Stefanie V. Chang (38)                       Vice President     Vice President       Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       since 2001           Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                               Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                                   Advisors Inc.; Vice President of the
                                                                                     Institutional Funds and the Retail Funds;
                                                                                     formerly practiced law with the New York law
                                                                                     firm of Rogers & Wells (now Clifford Chance US
                                                                                     LLP).

James W. Garrett (36)                        Treasurer and      Treasurer since      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.    Chief Financial    2002 and             Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor       Officer            Chief Financial      Management Inc.; Treasurer and Chief Financial
New York, NY 10020                                              Officer since        Officer of the Institutional Funds; previously
                                                                2003                 with PriceWaterhouse LLP (now
                                                                                     PriceWaterhouseCoopers LLP).

Michael J. Leary (38)                        Assistant          Assistant            Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.            Treasurer          Treasurer since      Administration, J.P. Morgan Investor Services
73 Tremont Street                                               2003                 Co. (formerly Chase Global Funds Company);
Boston, MA 02108                                                                     formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (37)                          Secretary          Secretary since      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                       2001                 Incorporated, Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                               Management Inc. and Morgan Stanley Investment
New York, NY 10020                                                                   Advisors Inc.; Secretary of the Institutional
                                                                                     Funds and (since July 2003) the Retail Funds;
                                                                                     formerly practiced law with the New York law
                                                                                     firms of McDermott, Will & Emery and Skadden,
                                                                                     Arps, Slate, Meagher & Flom LLP.

* Each Officer serves an indefinite term, until his or her successor is elected.

                               MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

   Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

   Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

   The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

   In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

   Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Global Opportunity Bond Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1(800) 278-4353

MORGAN STANLEY GLOBAL OPPORTUNITY BOND FUND, INC.

DIRECTORS
CHARLES A. FIUMEFREDDO

MICHAEL BOZIC

EDWIN J. GARN

WAYNE E. HEDIEN

JAMES F. HIGGINS

DR. MANUEL H. JOHNSON

JOSEPH J. KEARNS

MICHAEL NUGENT

FERGUS REID

OFFICERS
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MITCHELL M. MERIN
PRESIDENT

RONALD E. ROBISON
EXECUTIVE VICE PRESIDENT AND PRINCIPAL EXECUTIVE OFFICER

JOSEPH J. MCALINDEN
VICE PRESIDENT

BARRY FINK
VICE PRESIDENT

AMY R. DOBERMAN
VICE PRESIDENT

STEFANIE V. CHANG
VICE PRESIDENT

JAMES W. GARRETT
TREASURER AND CHIEF FINANCIAL OFFICER

CARSTEN OTTO
CHIEF COMPLIANCE OFFICER

MICHAEL J. LEARY
ASSISTANT TREASURER

MARY E. MULLIN
SECRETARY

INVESTMENT ADVISER AND ADMINISTRATOR
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10020

CUSTODIAN
JPMORGAN CHASE BANK
270 PARK AVENUE
NEW YORK, NEW YORK 10017

STOCKHOLDER SERVICING AGENT
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10030
1 (800) 278-4353

LEGAL COUNSEL
CLIFFORD CHANCE US LLP
31 WEST 52ND STREET
NEW YORK, NEW YORK 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ERNST & YOUNG LLP
200 CLARENDON STREET
BOSTON, MASSACHUSETTS 02116

FOR ADDITIONAL FUND INFORMATION, INCLUDING THE FUND'S NET ASSET VALUE PER SHARE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE FUND'S PORTFOLIO, PLEASE CALL 1(800) 221-6726 OR VISIT OUR WEBSITE AT www.morganstanley.com/im.

(C) 2005 MORGAN STANLEY

Item 2.  Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)      No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase "to the detriment of the Fund."

(d)      Not applicable.

(e)      Not applicable.

(f)

         (1)      The Fund's Code of Ethics is attached hereto as Exhibit A.

         (2)      Not applicable.

         (3)      Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

         2004                     REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                        $   47,480                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES           $               $           115,000 (2)
     TAX FEES                     $    3,350 (3)  $           100,829 (4)
     ALL OTHER FEES               $               $            60,985 (6)
TOTAL NON-AUDIT FEES              $    3,350      $           276,814

TOTAL                             $   50,830      $           276,814

         2003                     REGISTRANT      COVERED ENTITIES(1)
AUDIT FEES                        $   45,217                      N/A

NON-AUDIT FEES
     AUDIT-RELATED FEES           $               $            93,000 (2)
     TAX FEES                     $    3,193 (3)  $           163,414 (5)
     ALL OTHER FEES               $               $           341,775 (6)
TOTAL NON-AUDIT FEES              $    3,193      $           598,189

TOTAL                             $   48,410      $           598,189

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax returns.

(4) Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5) All Other Fees represent attestation services provided in connection with performance presentation standards.

(6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                    AS ADOPTED AND AMENDED JULY 23, 2004,(1)

-    Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

-    Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

-    Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

-    Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

-    Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

-    Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

-    Covered Entities

Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     MORGAN STANLEY RETAIL FUNDS
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley & Co. Incorporated
     Morgan Stanley DW Inc.
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Van Kampen Asset Management
     Morgan Stanley Services Company, Inc.
     Morgan Stanley Distributors Inc.
     Morgan Stanley Trust FSB

     MORGAN STANLEY INSTITUTIONAL FUNDS
     Morgan Stanley Investment Management Inc.
     Morgan Stanley Investment Advisors Inc.
     Morgan Stanley Investment Management Limited
     Morgan Stanley Investment Management Private Limited
     Morgan Stanley Asset & Investment Trust Management Co., Limited Morgan Stanley Investment Management Company
     Morgan Stanley & Co. Incorporated
     Morgan Stanley Distribution, Inc.
     Morgan Stanley AIP GP LP
     Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Directors has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manual H. Johnson, Joseph J. Kearns, Michael Nugent and Fergus Reid.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

"THE TRUST/FUND INVESTS IN EXCLUSIVELY NON-VOTING SECURITIES AND THEREFORE THIS
ITEM IS NOT APPLICABLE TO THE TRUST/FUND."

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.     POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds) (collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see
Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.    GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in
Section IV. below, provided the vote is consistent with the Client Proxy
Standard.

III.   GUIDELINES

A.     MANAGEMENT PROPOSALS

       1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            Selection or ratification of auditors.

            Approval of financial statements, director and auditor reports.

            Election of Directors.

            Limiting Directors' liability and broadening indemnification of Directors.

            - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

            General updating/corrective amendments to the charter.

            Elimination of cumulative voting.

            Elimination of preemptive rights.

            Provisions for confidential voting and independent tabulation of voting results.

            Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

       2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

            CAPITALIZATION CHANGES

            Capitalization changes that eliminate other classes of stock and voting rights.

            Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
                  (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

            Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

            Proposals for share repurchase plans.

            Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

            Proposals to effect stock splits.

            Proposals to effect reverse stock splits if management
                  proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

            COMPENSATION

            Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

            Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

            Establishment of Employee Stock Option Plans and other employee ownership plans.

            ANTI-TAKEOVER MATTERS

            - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

            - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

       3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

            - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

            - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

            -     Creation of "blank check" preferred stock.

            -     Changes in capitalization by 100% or more.

            - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

            - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

            -     Proposals to indemnify auditors.

       4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

            CORPORATE TRANSACTIONS

            - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

            - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

            - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

            Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                  (i)   Whether the stock option plan is incentive based;

                  (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                  (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

            ANTI-TAKEOVER PROVISIONS

            Proposals requiring shareholder ratification of poison pills.

            Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.     SHAREHOLDER PROPOSALS

       1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

            - Requiring auditors to attend the annual meeting of shareholders.

            - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

            - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

            -     Confidential voting.

            -     Reduction or elimination of supermajority vote requirements.

       2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

            -     Proposals that limit tenure of directors.

            -     Proposals to limit golden parachutes.

            - Proposals requiring directors to own large amounts of stock to be eligible for election.

            -     Restoring cumulative voting in the election of directors.

            - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

            - Proposals that limit retirement benefits or executive compensation.

            - Requiring shareholder approval for bylaw or charter amendments.

            - Requiring shareholder approval for shareholder rights plan or poison pill.

            -     Requiring shareholder approval of golden parachutes.

            -     Elimination of certain anti-takeover related provisions.

            -     Prohibit payment of greenmail.

       3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

            - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

            - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

            - Proposals that require inappropriate endorsements or corporate actions.

IV.    ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.     PROXY REVIEW COMMITTEE

       1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

            (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

            (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

            (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

            (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

            (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

            (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

            (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley Global Opportunity Bond Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/17/2005

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/17/2005